Exhibit 10.16

Shenzhen House Lease

Contract

(Non-residential)

Made by Shenzhen Housing and Construction Bureau

November 2019

Explanations

1. The text of this contract is a model text, and both parties can adjust the corresponding contents of the contract within the scope stipulated by relevant laws and regulations and in light of the actual situation when signing.

2. Before signing the contract, the lessor and the lessee shall provide corresponding materials according to the following requirements:

(1) The lessor shall show the lessee the real estate right certificate, the house sales contract or other valid documents that prove that the lessor enjoys the lease right, and at the same time:

If the house is entrusted by others for lease, it is also necessary to provide a power of attorney from the client;

In case of leasing a co-owned house, proof of lease agreement and power of attorney of all the co-owners shall be provided;

If the house is subleased, the sub-lessor shall provide the sub-lessee with the supporting documents and materials, indicating that the lessor agrees to sublease.

(2) The lessee shall provide the lessor with the true, legal and valid identity documents of the lessee.

3. Those items to be selected in the ☐, to be filled in the space, and to be deleted or added in the Contract text shall be determined through negotiation of both parties. Choose the content to be selected in the ☐ by ticking √. For the actual situation did not occur or the parties do not make an appointment, it should be in the space to play ×, to show the deletion.

4. The lessor and the lessee may make supplementary agreement in the blank line following the relevant clauses according to the specific conditions for the contents not agreed or not clearly agreed in the text of the contract, and may also make an agreement in Annex I Supplementary Clauses.

5. Both parties may decide the number of originals of this contract according to the actual situation, and carefully check them when signing the contract to ensure that the contents of each contract are consistent. Each party shall hold at least one original contract.

6. If this contract is dissolved or the lease term, lease standards and lease area of this contract are significantly changed, the parties concerned shall go through relevant formalities at the original registration and filing authority.

7. When signing this contract, the parties to this contract shall have full capacity for civil conduct, fully understand their respective rights, obligations and responsibilities, and voluntarily strictly implement them as agreed in the contract.

8. If an industrial house is leased out, it shall strictly abide by the relevant provisions of the document of Shenzhen Municipal People's Government on Several Measures for Regulating the Stable Leasing Price of the Industrial House Leasing Market (Trial) (S. F. G. [2019] No.8).

Special note: the lessor shall fulfill the obligation of prompting the lessee on important matters of the contract. The lessee shall sign the contract carefully. Before signing this contract, please read the terms of the contract carefully, especially the selective, supplementary and modified contents, and pay attention to prevent potential risks.

House Lease Contract

Lessor (Party A): Shenzhen Xiangjiang Supply Chain Management Co., Ltd.

Type of certificate: ☐ ID card ☐ Passport ☐ Unified Social Credit Code ☐ Others

Certificate No.: ________________________________________________

House information coding card No.: ________________________________________________

Address: 29F, Xiangjiang Financial Building, No.3046 Xinghai Avenue, Nanshan District, Shenzhen _________________

Tel.: 0755-88988888_____________________________

☐ Entrusted Agent/☐ Legal Representative: ________________________________________________

Type of certificate: ☐ ID card ☐ Passport ☐ Unified Social Credit Code ☐ Others ________

Certification No.: ________________________________________________

Correspondence Address: ________________________________________________

Contact Number: ________________________________________________

Lessee (Party B): Lohas Agricultural Information Technology Co., Ltd.

Type of certificate: ☐ ID card ☐ Passport ☐ Unified Social Credit Code ☐ Others ________

ID No.: _______________________________________________

Correspondence Address: Room 303, Building 7, Nanshan Garden, No.118 Nanshan Street, Qianhai Road, Nanshan District, Shenzhen

Tel.: 0755-26412199_______________________________________________

☐ Entrusted Agent/☐ Legal Representative: Zhang Yanyue________________

Type of certificate: ☐ ID card ☐ Passport ☐ Unified Social Credit Code ☐ Others __________

Certification No.: _______________________________________________

Correspondence Address: _______________________________________________

Contact Number: _______________________________________________

According to the Contract Law of the People's Republic of China, Urban Real Estate Management Law of the People's Republic of China, Commercial Housing Leasing Management Measures, Decision of the Standing Committee of Shenzhen Municipal People's Congress on Strengthening the Security Responsibility of Housing Leasing, Notice of Shenzhen Municipal People's Government on Regulating Several Measures to Stabilize the Leasing Price of Industrial Housing Leasing Market (Trial) and other relevant laws and regulations, Party A and Party B have agreed to lease the house on the basis of equality, voluntariness, fairness, honesty and credit.

Article 1 Basic Situation of the Leased Housing

1.1 The house leased by Party A to Party B is located at No. 2212A, F 22, Building / , Xiangjiang Financial Building, Block 3, Unit 19, Xinghai Avenue (industrial zone), Nanshan District, Shenzhen. The lease form is ☐ full lease/ ☑ partial lease. Building area: 60 square meters (including room building area: 37.8 square meters, shared area: 22.2 square meters) (see Annex II Housing Plan for details). The lease purpose of the house: Office, and the house code: 440305002006090002000240.

1.2 Housing Ownership Status:

The owner or legal user of real estate is Shenzhen Xiangjiang Supply Chain Management Co., Ltd., and Party A holds: (☐ House Ownership Certificate or Real Estate Ownership Certificate/☐ House Sales Contract/☐ House Lease Contract/☐ other certification documents for house source). House Ownership Certificate or Real Estate Ownership Certificate No.: 0211305. Whether the house is mortgaged? (☐ Yes/☐ No).

1.3 Housing decoration:____________________________________(The details of decoration can be added by Party A and Party B in Annex II of this contract).

1.4 Conditions of ancillary facilities in the house:

☑The house is empty without any facilities and equipment.

☐ Facilities and equipment are installed in the house. For details, see Annex III Confirmation Letter of House Delivery.

Article 2 Lease Term

2.1 The term of Party B's leased house is from August 10, 2020 to August 9, 2023, totaling 3 years / months (the maximum term stipulated by laws and regulations shall not be exceeded, and the term of lease contract for a single industrial house shall not be less than 1 year in principle).

2.2 Rent-free period:

☐ ☐ Party B enjoys a rent-free period of______________☐ months/☐ days (included in the lease term), and the specific period is from__________to__________. During this period, Party B needs not pay rent to Party A, but shall bear all expenses such as water, electricity, gas and property management fees except rent. When the rent-free period expires, Party B shall pay the rent in accordance with the contract, regardless of whether Party B uses the leased house or not.

☑ Party B does not enjoy rent-free period, and the rent, management fee and other expenses shall be calculated from the date when Party A delivers the house.

Article 3 Rent

3.1 The rent of the leased house is calculated according to ☐ room building area/ ☑ building area, and the total monthly rent is RMB 8,400 (in words: Eight Thousand Four Hundred Yuan only).

3.2 Rent payment date: The rent shall be paid monthly, and Party B shall pay the rent to Party A before the 5th day of each month. When Party A collects Party B's rent, Party A shall issue a receipt voucher to Party B.

3.3 Rent payment method: Party B shall pay the rent to Party A by ☐ Cash payment/☐ Bank transfer/☐ Other means_____________before the agreed rent payment date. When paying by bank transfer, Party B shall pay the rent to the following account designated by Party A:

Account name: _____________________________________________________

Bank name: _____________________________________________________

Account number: _____________________________________________________

3.4 During the term of the housing lease contract, Party A shall not unilaterally increase the rent.

3.5 Both parties agree that the rent during the lease term shall be increased/☐decreased by 5% every 1 year from the third year onwards on the basis of the previous year's rent. The details are as follows:

(1) From August 10, 2020 to August 9, 2022, the rent standard is RMB 8,400 yuan/month (in words: Eight Thousand Four Hundred Yuan only).

(2) From August 10, 2022 to August 9, 2023, the rent standard is RMB 8,820 yuan/month (in words: Eight Thousand Eight Hundred And Twenty Yuan only).

(3) From _________to_______ , the rent standard is RMB_____yuan/month (in words:______________ Yuan only).

(4) .. ____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

Article 4 Lease Deposit

4.1 Within 5 days after the signing of this contract, Party B shall pay Party A the lease deposit equivalent to the rent of 2 months (no more than two months), totaling RMB 16,800 yuan (in words: Sixteen Thousand Eight Hundred Yuan only). When Party A collects the deposit from Party B, Party A shall issue a receipt voucher to Party B.

4.2 The deposit paid by Party B is not the rent or other expenses paid in advance by Party B, but only a guarantee for Party B to fulfill the obligations agreed in this contract. Party A shall not detain the deposit of Party B without reason and refuse to return it. Within 5 days after the expiration of the lease term or termination of the contract, and when the following conditions are met at the same time, Party A shall return the remaining part of the lease deposit to Party B without interest after deducting the rent, expenses and liquidated damages that Party B should bear (if any, the rent balance shall be returned together):

(1) The leased house is not damaged by Party B or has been repaired;

(2) Party B shall return the leased house (including ancillary facilities) to Party A in the manner agreed in this contract;

(3) If Party B uses the address of the leased house to handle industrial and commercial registration, Party B has moved the address of industrial and commercial registration and completed other procedures stipulated by law and government.

Article 5 Other Expenses

5.1 During the lease term, Party A shall be responsible for paying the taxes and fees related to the house lease that should be paid by Party A according to laws and regulations.

5.2 During the lease term, Party B shall bear other expenses such as ☐ water fee/☐ electricity fee/☐ gas fee/☐ property management fee/☐ television fee/☐ telephone fee/☐ Internet fee/☐____________. The charging standards are as follows (if public utilities or property service enterprises adjust the charging standards according to law, they will be adjusted accordingly):

Water fee: yuan/ton; Electricity fee: yuan/kWh;

Gas fee: ________________yuan/m3; Property management fee: ____________yuan/m2/month;

Others: _______________________________.

5.3 Party B shall pay the fees in time as required after receiving the payment notice or the fee voucher provided by Party A, otherwise, Party B shall bear the overdue fine, liquidated damages and related legal consequences arising therefrom.

Article 6 Delivery and Acceptance of Leased House

6.1 Party A shall deliver the leased house to Party B before August 10, 2020, and ensure that the house and its ancillary facilities are safe and qualified (including air quality).

6.2 Party B shall check the existing equipment and facilities of the leased house when Party A delivers it, and both parties shall jointly sign the Confirmation Letter of House Deliver (see Annex Ⅲ) to complete the delivery.

6.3 Both parties specifically confirm that the delivery of the leased house shall be deemed to be completed if Party B has entered the site for renovation without signing the Confirmation Letter of House Deliver.

Article 7 Decoration

7.1 ☐ On the premise of not affecting the structure of the house, Party A agrees that Party B can decorate the leased house; If it is required to be submitted to the relevant departments for examination and approval according to regulations, ☐ Party A/☐ Party B entrusted by Party A shall report to the relevant departments for approval before proceeding. After the expiration of the lease term or termination of the contract, the decorations shall ☐be dismantled and restored to their original state by Party B/☐be owned by Party A at a discount price/☐be owned by Party A free of charge/☐ Others _________________.

☐ Party A disagrees with Party B's decoration of the leased house.

7.2 Decoration deposit: For decoration in accordance with the requirements under Article 7.1 of this contract, Party B shall pay a decoration deposit of ____________yuan (in words: ______________Yuan only) to Party A or the unit designated by Party A within ___________working days before the decoration starts. Upon completion of decoration and acceptance by the fire department, Party A or the unit designated by Party A shall return the decoration deposit to Party B without interest.

Article 8 Use and Maintenance of House

8.1 During the lease term, Party B shall normally and reasonably use the leased house and its ancillary facilities, and use water and electricity safely. Without the consent of Party A, Party B shall not change the lease purpose without authorization.

8.2 During the lease term, if Party B finds that the leased house and its ancillary facilities are damaged or faulty, it shall promptly notify Party A to repair it. Party A shall carry out maintenance within 5 days after receiving Party B's notice. If Party A cannot be notified or fails to repair after receiving the notice, or if it is urgent to repair it immediately, Party B has the right to repair it on its behalf, and the expenses shall be borne by Party A. If the use of Party B is affected by the maintenance of the house, the rent shall be reduced or the lease term shall be extended accordingly.

If the leased house or ancillary facilities (including Party B's decoration and additional facilities and equipment) are damaged or broken due to Party B's intentional or improper use, Party B shall be responsible for the maintenance, and Party A shall not assume the maintenance obligation.

During the lease term, if Party A or Party B fails to perform the repair, maintenance and other obligations agreed in this contract in time, causing personal injury or property loss to the other party or a third party, the responsible party shall be liable for compensation.

8.3 In case of emergency maintenance when Party B cannot be notified or cannot arrive despite notification, Party A may enter the leased house with the assistance of property management department to carry out emergency maintenance, and Party A shall compensate Party B for the losses caused thereby.

Article 9 Sublease, Renewal and Priority

9.1 Sublease

☑ Party B shall not sublease.

☐ If the leased house is for industrial use, and the land supply contract and industrial development supervision agreement related to the leased house allow subleasing, Party A agrees that Party B can sublease according to regulations or agreements, but the sublease term of Party B shall not exceed the remaining lease term agreed in this contract, and Party B shall be responsible for constraining the sub-lessee to perform the lease obligations and assume responsibility for the sub-lessee's breach of contract, and the sub-lessee shall not sublease again.

☐ If the leased house is other than industrial house, Party A agrees that Party B can sublease all or part of the leased house to others, but the sublease term of Party B shall not exceed the remaining lease term agreed in this contract, and Party B shall be responsible for constraining the sub-lessee to perform the lease obligations and assume responsibility for the breach of contract by the sub-lessee, and the sub-lessee shall not sublease again.

9.2 Renewal

If Party B needs to continue to lease the leased house after the expiration of the lease term of this contract, Party B shall submit a written application for renewal to Party A ___________ days before the expiration date of the lease term. If both parties reach an agreement on the renewal of lease, they shall re-conclude the lease contract or sign an agreement for the change of lease term. Party B shall enjoy the right of renewal option under the same conditions.

9.3 Priority

When Party A sells the leased house during the lease term, Party A shall notify Party B in advance, and Party B enjoys the priority under the same conditions of price and payment method to be the house. If Party A sells the whole house including the leased house or the whole house integrated with the leased house, Party B shall not enjoy the priority.

Article 10 Return of House

10.1 Within _______ days after the expiration of the lease term or the dissolution of this contract, Party B shall empty and move out the leased house in time, and return the house and ancillary facilities to Party A. If Party B fails to empty or move out of the house within the agreed time and cannot be contacted, both parties agree to handle it as follows:

☐ Party A has the right to treat all items left in the leased house as wastes.

☐ Party B provides emergency contact: _________________. If Party B's emergency contact fails to empty the house within ________________days from the date of receiving the notice, Party A has the right to treat all the items left in the leased house as wastes.

☐ Party A entrusts a third-party custody company to keep the items left in the leased house on its behalf, and Party B shall bear the custody expenses.

☐ Party A shall dispose of the items left in the leased house by means of ☐ auction/☐ sale, and keep the proceeds for Party B.

☐ others __________________________________________________________________________________.

10.2 Items left by Party B after returning the house shall be deemed as giving up ownership by Party B, and Party A has the right to treat them as wastes. Party A shall have the right to ask Party B to bear the expenses incurred in disposing of the wastes left by Party B.

10.3 When the house is returned, both parties shall check the use of the house, ancillary items, facilities and equipment, water and electricity, etc., and sign or seal in the Confirmation Letter for Return of House (see Annex Ⅳ).

Article 11 Cancellation of Contract

11.1 The Contract could be terminated upon negotiation and consensus of both parties.

11.2 In case of any of the following circumstances of Party B, Party A has the right to unilaterally terminate the contract and take back the leased house:

(1) Failing to pay rent or other expenses for 30 days;

(2) On the premise that the leased house meets the agreed delivery standards, Party B refuses to sign the Confirmation Letter of House Deliver without justifiable reasons;

(3) Dismantling and changing the main structure of the house without authorization;

(4) Changing the use of the leased house without authorization;

(5) Subleasing the leased house to a third person without authorization;

(6) Using the leased house to engage in illegal activities.

11.3 In case of any of the following circumstances, Party B has the right to unilaterally terminate the contract:

(1) Failing to deliver the leased house 7 days later than the agreed time;

(2) Party A has no right to lease the house or the delivered house does not comply with the contract, which seriously affects Party B's use or endangers Party B’s safety or health;

（3）Failing to undertake the agreed maintenance obligations or to pay all the expenses that should be borne by Party A and causing Party B to fail to normally use the leased house.

11.4 Under any of the following circumstances, both parties have the right to terminate the contract:

(1) The leased house has been expropriated and demolished according to law due to social and public interests or the needs of urban construction [in this case, Party A shall give reasonable compensation to the losses suffered by Party B due to the failure to perform the contract (including decoration losses)];

(2) The leased house is damaged or lost due to force majeure such as earthquake and fire, or the leased house is identified to be dangerous and cannot be used;

(3) When signing the contract, Party A has informed Party B that mortgage has been set before the lease of the leased house which may be executed during the lease term, and now it is being executed.

11.5 In case of the above circumstances, the contract shall be terminated when Party A or Party B delivers the Notice of Termination of Contract (see Annex 5) to the other party in accordance with Article 14 of the contract.

Article 12 Responsibility for Breach of Contract

12.1 Party A’s Liability for Breach of Contract

(1) If Party B terminates the contract under the circumstances agreed with Party A in Article 11.3 of this contract, Party A shall return the deposit and the rent balance received in advance within 5 days after the termination of the contract, and pay liquidated damages to Party B according to the standard of the monthly rent amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party B, Party A shall also be responsible for compensation.

(2) If Party A fails to deliver the house on time or there are circumstances agreed by both parties in Item 2 and Item 3 of Article 11.3 of the contract, and Party B doesn't terminate the contract, Party A shall pay Party B liquidated damages twice the daily rent amount (the maximum liquidated damages shall not exceed twice the monthly rent amount) every day during the breach.

(3) During the lease term, if Party A unilaterally terminates the contract without the circumstances agreed in Article 11 of the contract, it shall notify Party B in writing at least 30 days in advance, return the deposit and the rent balance received in advance, and pay Party B liquidated damages twice the monthly rent amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party B, Party A shall also be responsible for compensation.

12.2 Party B's Liability for Breach of Contract

(1) If Party A terminates the contract under the circumstances agreed with Party B in Article 11.2 of this contract, Party B shall pay liquidated damages to Party A according to the standard of the monthly rental amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party A, Party B shall also be responsible for compensation.

(2) If Party B fails to pay the rent, deposit or other expenses in due time, and if it fails to meet the conditions for contract termination or Party A doesn’t terminate the contract even if it meets the conditions for contract termination, Party B shall pay Party A liquidated damages twice the daily rent amount for each day of delay.

(3) During the lease term, if Party B unilaterally terminates the contract without the circumstances agreed in Article 11 of the contract, it shall notify Party A in writing at least 30 days in advance and pay liquidated damages to Party A twice the monthly rent amount of the contract. If the liquidated damages paid are insufficient to offset the losses of Party A, Party B shall also be responsible for compensation.

(4) If the lease term expires or the contract is terminated, Party B shall move out and return the house in time. In case of late removal or refusal to return, Party B shall pay liquidated damages to Party A twice the daily rent amount for each day of delay.

(5) If Party B carries out renovation, decoration or installation of facilities and equipment affecting the structure of the leased house without the consent of Party A, it shall restore the leased house to its original state and compensate Party A for the losses caused thereby. If Party B causes personal injury or property loss to Party A or a third party due to the aforementioned behavior of Party B, Party B shall bear all legal responsibilities and compensate for the losses.

Article 13 Special Terms

Party A and Party B shall sign Annex Ⅶ Shenzhen Housing Leasing Safety Management Responsibility Letter (hereinafter referred to as the Responsibility Letter), and fully and properly perform the safety management responsibilities and obligations stipulated in the Responsibility Letter. If any party violates the provisions of the Responsibility Letter, resulting in a safety accident or personal injury or property loss to others during the lease of the house under this contract, the responsible party shall bear all legal responsibilities and economic losses.

Article 14 Notice and Delivery

14.1 Party A and Party B agree to send the notice in the form of ☐ mail ☐ email ☐ WeChat ☐ SMS, and both parties confirm that its effective delivery address is as follows:

Delivery address of Party A: ☐ Same as the Correspondence Address

☐ Other addresses_____________________________________

☐ E-mail address ☐ WeChat number ☐ Mobile phone number _______________

Delivery address of Party B: ☐ Same as the Correspondence Address

☐ Other addresses ___________________________

☐ E-mail address ☐ WeChat number ☐ Mobile phone number _____________________

If the above address is changed, it shall notify the other party in writing, otherwise, the above address will still be regarded as the effective address. If a notice or document sent by one party to the other party is sent by mail, the date of receipt of the recipient shall be the date of delivery. If the document sent by mail according to the above address is returned, the date of return shall be regarded as the date of delivery; If it is sent by email, WeChat or SMS, the date of sending will be regarded as the date of delivery.

14.2 If it cannot be delivered by the above methods, the notice sent by Party A to the place where the leased house is located under this contract shall be deemed as effective delivery before Party B withdraws the lease.

Article 15 Dispute Resolution

15.1 Disputes arising from the performance of this contract shall be settled by both parties through negotiation; If negotiation fails, it may request the relevant administrative departments, trade associations or other third parties for mediation, or:

☑ Apply to Shenzhen Court of International Arbitration for arbitration.

☐ Bring a lawsuit to the people’s court where the Leased House is located.

15.2 The clauses on dispute resolution in the contract exist independently, and the modification, dissolution, termination, invalidity or revocation of the contract will not affect its validity.

Article 16 Modification of Contract

Unless both parties reach a consensus through negotiation, neither party may unilaterally change the contents agreed in this contract. Both parties may sign a supplementary agreement for the modification of this contract, which has the same legal effect as this contract.

Article 17 Contract Signing, Registration and Filing

17.1 This contract shall come into effect as of the date of signing by both parties, and shall be made in triplicate, one for Party A, one for Party B and one for the rental management department, with the same legal effect.

17.2 The annex to this contract is an integral part of the contract and has the same legal effect as this contract.

17.3 Within 10 days after the signing of this contract, both parties shall go through the formalities of housing lease registration and filing at the competent department of housing lease management in time (see Instructions for Housing Lease Registration and Filing for details).

Party A (signature and seal): Seal: Shenzhen Xiangjiang Supply Chain Management Co., Ltd.	Party B (signature and seal): Seal: Lohas Agricultural Information Technology Co., Ltd.
Entrusted Agent (signature and seal): Seal: Zengtai Zhai	Entrusted Agent (signature and seal): Seal: Yanyue Zhang
Date of signing: 08/10/2020	Date of signing: 08/10/2020

Annex I: Supplementary Clauses

Attachment II: Housing Plan, House Decoration List or Pictures

Annex III: Confirmation Letter of House Deliver

Confirmation Letter of House Deliver

Name of equipment and articles	Brand/texture	Quantity	Model	Conditions of items
Key	keys for the gate, keys for the house, other keys, remarks:
Intelligent lock	gate locks, house locks, and other locks, remarks:
Water card	☐ Undelivered ☐ delivered cards			☐
Electric card	☐ Undelivered ☐ delivered cards			☐
Gas card	☐ Undelivered ☐ delivered cards
TV	☐	☐	☐
Air conditioner	☐	☐	☐
Refrigerator	☐	☐	☐
Desk	☐	☐	☐
Office chair	☐	☐	☐
Computer table	☐	☐	☐
Sofa	☐	☐	☐
Tea table	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
☐	☐	☐	☐
☐	☐	☐	☐
Various expenses	Price	Starting time	Base number	Payer
Water charge				☐ Party A ☐ Party B
Electricity charge				☐ Party A ☐ Party B
Gas fee				☐ Party A ☐ Party B
TV fee				☐ Party A ☐ Party B
Internet fee				☐ Party A ☐ Party B
Telephone rate				☐ Party A ☐ Party B
Property management expense				☐ Party A ☐ Party B
Parking Fees				☐ Party A ☐ Party B
Cleaning fee				☐ Party A ☐ Party B

Both parties have checked the leased house, ancillary items, facilities and equipment, water and electricity use, etc., and both parties have ☐ no objection/☐ explanation attached below to the basic information of the above-mentioned equipment and various expenses in the house: ______________________________________________.

 _____________________________________________________________

Lessor (signature and seal):                                  Lessee (signature and seal):

Delivery date:

Annex IV: Confirmation Letter for Return of House

Confirmation Letter for Return of House

Both parties to the lease have checked and accepted the house, ancillary items, facilities, equipment and water and electricity, and have gone through the house return procedures. For bearing the relevant expenses, returning the deposit, returning the house and its ancillary items, facilities and equipment, there are ☐ no disputes / ☐ explanations as follows: _________________________.

Lessor (signature and seal): Lessee (signature and seal):

Date of house return:

Attachment V: Notice of Termination of Contract

Notice of Termination of Contract

To:

We signed the Housing Lease Contract with your party on (MM                         DD,               YYYY). Now, because of __________________________________________, in accordance with Article ____________ of the Housing Lease Contract, we hereby notify your party to terminate the lease contract.

Please move out of the house within ☐ _____________ days from the date of receiving this notice/☐ the deposit to be returned and the balance of rent received in advance is _____________ yuan, the liquidated damages to be paid is _____________ yuan, and the compensation to be paid is yuan, otherwise we will solve the problem through legal channels.

Hereby notify!

☐ ☐

Notifier:

Date:

Note: The notifier shall actually deliver the Notice of Termination of Contract to the other party and keep relevant evidence.

Letter of Responsibility for the Safety Management of the House Leasing in Shenzhen City

In order to implement the Decision of the Standing Committee of Shenzhen Municipal People’s Congress on Strengthening the Responsibility for Housing Lease Safety, further clarify the responsibility for housing lease safety, strengthen the safety management of rental housing, and ensure the safety of people’s lives and property, this responsibility document is hereby formulated in accordance with the provisions of relevant laws and regulations:

I. The Lessor and Lessee of the production and business premises (including all kinds of commodity markets and their stalls and counters), office premises, residential houses and other houses within the administrative area of this Municipality shall be responsible for the safety of the rented house.

II. The Lessor shall have a certificate of ownership of the house or other supporting documents as prescribed by the municipal government when renting the house. If the owner entrusts others to rent, it shall sign a written entrustment agreement with the trustee to stipulate their respective safety responsibilities. The sub-lessor of the house, other persons who have actual lease behavior and the house lender shall bear the safety responsibility as the leaseholder.

III. The Lessor shall ensure that the buildings and the entrances and exits, passageways, firefighting, gas and power facilities used for leasing shall comply with the provisions of the relevant laws and regulations as well as the safety standards as prescribed by the relevant administrative departments. If it is stipulated by laws and regulations that relevant permits or approval documents must be obtained before leasing is allowed, the Lessor shall obtain them.

IV. Where the Lessee uses the rental house for production and business operations, the Lessor shall require the Lessee to show the relevant certificates that have gone through the formalities of firefighting and Industrial and commercial business license or permit for opening the business.

V. The Lessor shall check and make a written record of the safety use and nature of the rental house not less than once every quarter, and the Lessee shall cooperate and sign it. If it is not possible for the Lessee to check it in person due to objective reasons, it shall entrust others to check it.

VI. If the lessor finds that there are hidden dangers in the lease house or the lessee arbitrarily changed the nature of the house and the function of the house to engage in illegal and criminal acts, etc., the lessor shall report to the comprehensive management of rental housing or other relevant administrative departments.

VII. The Lessee shall use the house safely and rationally in accordance with the provisions of the laws and regulations as well as the provisions of the house lease contract, and shall not alter the structure and nature of the house without authorization. The Lessee shall immediately notify the Lessor if it discovers that there exist any potential safety hazards in the rental house. At the same time, it shall report to the comprehensive management institution of the rental house or other relevant administrative departments.

VIII. The lessee shall not at any time for any reason and in any way conduct the following acts:

1. The Lessee shall not alter the use function of the rental house without authorization, and it shall comply with the relevant provisions when using the rental house to engage in hotel industry, catering, entertainment, Internet cafes, workshops and other business activities;

2. It is prohibited to use the rental house to engage in illegal and criminal activities such as gambling, drug abuse and trafficking, prostitution and whoring, trafficking in pornography, falsification of documents, printing of illegal publications, manufacturing and selling of fake and shoddy commodities, harboring criminals, as well as harboring and selling of stolen goods;

3. It is forbidden to use the rental house to engage in illegal activities such as pyramid selling or disguised pyramid selling, operation without a license, running clinics without a license, illegal medical practice and illegal recycling of renewable resources;

4. It is prohibited to use the rental house to engage in fraudulent activities such as unlicensed employment, matchmaking, training and real estate agents;

5. Use residential lease house to store contraband and produce, store and manage inflammable, explosive, toxic, radioactive and other dangerous goods or engage in other illegal activities;

6. High-rise littering is prohibited, and falling objects from high altitude should be prevented:

(1) The lessee must fully understand the harmfulness of high-rise littering and the civil, administrative and criminal legal responsibilities that the perpetrators may bear;

(2) If the lessee finds that the leased house and its ancillary facilities are damaged or faulty, and there may be risks such as high-altitude falling, the lessee shall promptly notify the lessor to repair it and take effective measures. Damage or failure caused by the lessee shall be repaired by the lessee;

(3) The lessee must cultivate civilized living habits, educate minors under guardianship to be civilized people with exemplary behaviors, conduct civilized actions, and prevent high-rise littering;

(4) The lessor and lessee shall not put or hang any sundries such as flowerpots and mops on the windowsill, balcony and barricade to avoid accidents such as high-altitude falling.

IX. Both parties to the lease shall assist and cooperate with the comprehensive management institution of the rental house to truthfully provide relevant materials and information for the safety inspection and management of the rental house.

X. If the Lessor or Lessee fails to perform the safety responsibility according to law and causes personal and property damages to others, the victim may require the Lessor or Lessee to bear the corresponding liability for compensation according to law.

Lessor: (signature and seal) Lessee: (signature and seal)

Trustee and manager: (signature and seal) Tel:

Contact Number:

_________MM _________ DD, _________ YYYY _________ MM _________ DD, _________ YYYY

Notice for Registration and Filing of House Lease

Materials to be submitted for registration and filing of house lease:

(I) The real estate right certificate or other legal ownership certificate (provide the original and leave a copy)

(II) Identity certificate or legal qualification certificate of Lessor and Lessee, including:

1. Individual

Mainland residents: ID card or other valid identification certificates.

Residents of Hong Kong, Macao and Taiwan: Mainland Pass for Hong Kong and Macao residents, and mainland travel permits for Taiwan residents.

Foreigners: Passport (with residence permit or entry visa).

Both original and copies of above certificates shall be provided, and copies shall be submitted.

2. Unit

Social credit code, military certificate and legal business operation certificate of overseas enterprises (both original and copies shall be provided, and copies shall be submitted). The legal business operation certificate of overseas enterprises shall be attached with a corresponding Chinese translation. If it has not been certified by the relevant functional departments of China, it shall be notarized or certified by the embassy or consulate.

(III) In case of leasing a co-owned house, written confirmation of all the co-owners shall be provided.

(IV) Authorization

1. In case the property right is owned by individuals: The valid identity certificate (the original shall be checked and all copies shall be submitted) and power of attorney (original) of the Client and the entrusted agent shall be issued, and the Client shall indicate the entrusted items and signing place on the power of attorney; in case the original of the client’s ID card cannot be obtained, copies of the ID card signed and confirmed by the Client shall be issued. The power of attorney signed by the parties abroad shall be notarized and authenticated in accordance with the provisions.

2. In case the property right is owned by an organization: if the handler is not the legal representative or the person in charge, the power of attorney (original) of the legal representative or the person in charge shall also be issued, and the Client shall indicate the entrusted items and signing place on the power of attorney. The power of attorney signed by the parties abroad shall be notarized and authenticated in accordance with the provisions.

(V) Housing Lease Contract